INVESTOR PRESENTATION J A N U A R Y 2 0 2 4 META delivers breakthrough performance to OEM customers across a range of applications by providing components and systems based on advanced materials, nanotechnology, and AI-enabled software.

This presentation includes forward-looking information or statements within the meaning of Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, regarding the Company, which may include, but are not limited to, statements with respect to the ability of the Company to continue to meet the Nasdaq requirements to maintain a Nasdaq listing, the business strategies, product development, restructuring plans and operational activities of the Company. Often but not always, forward-looking information can be identified by the use of words such as “pursuing”, “potential”, “predicts”, “projects”, “seeks”, “plans”, “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, “should”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of the Company and are based on assumptions and subject to risks and uncertainties. Although the management of the Company believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, the capabilities of our facilities thereof, research and development projects of the Company, the total available market and market potential of the products of the Company, the market position of the Company, the need to raise more capital and the ability to do so, the scalability of the Company’s production © 2024 Meta Materials Inc. All rights reserved ability, capacity for new customer engagements, material selection programs timeframes, the ability to reduce production costs, enhance metamaterials manufacturing capabilities and extend market reach into new applications and industries, the ability to accelerate commercialization plans, the possibility of new customer contracts, the continued engagement of our employees, the technology industry, market strategic and operational activities, and management’s ability to manage and operate the business. More details about these and other risks that may impact the Company’s businesses are described under the heading “Forward-Looking Information” and under the heading “Risk Factors” in the Company’s Form 10-K filed with the SEC on March 23, 2023, in the Company’s Form 10-K/A filed with the SEC on March 24, 2023, in the Company’s Form 10-Q filed with the SEC on November 13, 2023, and in subsequent filings made by Meta Materials with the SEC, which are available on SEC’s website at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward- looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by law. FORWARD LOOKING STATEMENTS

Transparent Conductive Mate For example: QUANTUM™ stripe delivers full color, motion, and 3D stereoscopic depth with no inks or dyes, using nanoscale structures on an ultrathin metal foil © 2024 Meta Materials Inc. All rights reserved WHAT ARE METAMATERIALS?

ufacturing ® BATTERY MATERIALS: NCORE™for and NPORE Markets: consumer electronics, EVs, all L®i-ion batteries AUTHENTICATION: QUANTUM™, NANO™, LiveOptik® Markets: banknotes, government documents & ID, retail brands WHAT DOES META OFFER? © 2024 Meta Materials Inc. All rights reserved WIDE AREA MOTION IMAGERY (WAMI): VLEPSIS® Markets: government defense/security, public safety, disaster recovery, smart cities TRANSPARENT CONDUCTIVE FILMS: NANOWEB® Markets: automotive, consumer electronics, telecommunications, aerospace and defense ufacturing for ® NPORE® © 2024 Meta Materials Inc. All rights reserved META’S TARGET MARKETS *Sources: Based on META's internal estimates using third-party sources such as IDTechEx, Statista, Verified Market Research, Yano Market Research, Lux Research GROWTH IN ADDRESSABLE TARGET MARKETS*: 2022-2026, CAGR 19% (in $billions) 5

BANKNOTES BRAND PROTECTION © 2024 Meta Materials Inc. All rights reserved 6 CORE LINE: AUTHENTICATION

CORE LINE: AUTHENTICATION

Total Addressable Market: $1.7B in 2022 → *$2.0B in 2026*

BANKNOTES:

- Confidential G10 central bank customer:
  $41.5M, 5-Year development deal re: banknote security feature
- LumaChrome™: used as security feature on 7B+ banknotes, across 30+ denominations in the last 20+ years
- Introduced QUANTUM™ Stripe in late 2023

BRAND PROTECTION:

- Launched NANO™ protect in late 2023
- LiveOptik® delivers striking, multi-image, visual effects

Banknotes
- QUANTUM™ stripe
- QUANTUM™ patch
- QUANTUM™ thread

Brand Protection
- LiveOptik®
- NANO™ protect

© 2024 Meta Materials Inc. All rights reserved

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8 © 2024 Meta Materials Inc. All rights reserved NCORE™ NPORE® CORE LINE: BATTERY MATERIALS

CORE LINE: BATTERY MATERIALS (NCORE)

Total Addressable Market: $7.3B in 2022 → *$18.6B in 2026*

NCORE™ METAL-POLYMER COMPOSITE CURRENT COLLECTOR

- Replaces traditional metallic foil current collectors with a metal-polymer composite (Cu and Al), offering the world's 1st through-plastic-core conductivity.
- Ultra Lightweight and Thin: Reduced weight (-85% for current collector, -5% at cell level)
- Increased energy and power densities
- Added Safety: Fuse-like protection from thermal runaway, chemistry agnostic
- Scalable Manufacturing: Roll-to-roll manufacturing using proprietary PLASMAfusion®
- Costs: Comparable to metallic foil
- *APPLICATIONS: Higher energy density cells, mobile phone safety, next generation batteries, high-silicon anode manufacturing*

MITSUBISHI ELECTRIC
Changes for the Better

DuPont Teijin Films™
innovation | Partnerships | Sustainability



© 2024 Meta Materials Inc. All rights reserved

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CORE LINE: BATTERY MATERIALS (NPORE®)

Total Addressable Market: $6.6B in 2022 → *$10.9B in 2026*

NPORE® ALL-CERAMIC BATTERY SEPARATORS

- The world's 1st flexible, free-standing ceramic nanoporous membrane separator for lithium-ion batteries
- Ultra Thermal Stability
  - <1% heat shrinkage for increased battery safety
  - 5x higher thermal conductivity compared to plastic separators
  - Flame resistance
- Excellent Electrochemical Performance
  - Superior abuse resistance
  - Rapid wet out with battery electrolytes
  - 3x greater compression resistance compared to plastic separators
  - Excellent electrolyte conductivity
- *APPLICATIONS: All lithium-ion cells, especially aerospace, military, medical where heat tolerance is critical*



Freestanding, ceramic, nanoporous separator eliminates the plastic layer



NPORE® separator prevents thermal runaway in a nail penetration test



Demonstrated production scale at high speed on 1.5 m-wide line

- Joint development agreement with leading global battery OEM

© 2024 Meta Materials Inc. All rights reserved

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© 2024 Meta Materials Inc. All rights reserved 11 CORE LINE: WIDE AREA MOTION IMAGERY

CORE LINE: WAMI (VLEPSIS®)

MARKET*	SEGMENT	MARKET ($Billions)	GROWTH (%)
Defense EO/IR ISR	Services***	7.3	5
	Sensors**	1.9	7
Commercial EO/IR ISR	Local Law***	0.7	8
	Public Safety***	0.6	5

**Current TAM ***Future TAM



VLEPSIS® MULTI-GIGAPIXEL EO-WAMI SENSOR PACKAGE

- Outpaces competitors in both performance and cost.
- Coverage of 10s to 100 km^2 with resolution to discern vehicles and people-sized objects
- Track and monitor 50+ simultaneous live video streams with AI-based multi-object tracking and DVR-like analytical capability
- Proprietary hardware and AI software support automation for independent and simultaneous users; machine learning
- Weighing less than 20 kg, payload is small, light, and sufficiently low-powered for helicopters, fixed wing aircraft, and Group 3 UAS platforms
- Ground control and processing system
- (OPTIONS): VTOL UAS platform, air to ground data link, high-res. EO-IR skyball, integration with other data sources, custom analytic software
- *APPLICATIONS: government defense/security, public safety, disaster recovery, smart cities*

© 2024 Meta Materials Inc. All rights reserved

*Data from: Global Airborne Intelligence Surveillance; Airborne ISR Market Size, Share, Industry Report 2023-28

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© 2024 Meta Materials Inc. All rights reserved 13 CORE LINE: TRANSPARENT CONDUCTIVE FILMS

CORE LINE: TRANSPARENT CONDUCTIVE FILMS (NANOWEB®)

Total Addressable Market: $2.3B in 2022 → *$5.2B in 2026*

FIRST CONVECTION MICROWAVE WITH TRANSPARENT WINDOW

- Test deployed with leading microwave manufacturer (actual META product photo in prior page)
- META's transparent mesh design with the right specifications (EMI shielding > 40dB, low absorption <2%)
- IP on multi-layer mesh
- Know-how on integration and multi-layer glass optimization
- Proper grounding



AUTOMOTIVE – TRANSPARENT HEATERS FOR ADAS SENSORS

- Working with OEMs for camera/lidar and radar versions

5G REFLECTORS FOR NETWORKS/COMMUNICATION

- Samples meet/exceed specs
- Testing done with network signal propagation

COMMERCIALIZATION UNDERWAY

- Outsourced High-Volume Manufacturing
- Collaboration with Panasonic Industry for 60cm-wide capacity

© 2024 Meta Materials Inc. All rights reserved

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CORE LINE: TRANSPARENT CONDUCTIVE FILMS (NANOWEB®)

Competitive advantages move the needle

CATEGORY	APPLICATION	ALTERNATIVE TCF SOLUTION	LIMITATION OF CURRENT SOLUTION	COMPETITIVE ADVANTAGE VS. OTHER MESH ALTERNATIVES
AUTOMOTIVE	WINDSHIELD CAMERA HEATER	NO SOLUTION	NO SOLUTION	UNIFORM HEATING FOR TRAPEZOID SHAPED WINDOW
	LIDAR HEATER	ITO AND CNT	LIMITED HEATING POWER LIMITED TRANSPARENCY (<95%)	HIGH HEATING POWER (FASTER DE-ICE) HIGHER TRANSPARENCY (99%)
	RADAR HEATER	VISIBLE WIRES	NON-UNIFORM HEATING	RADAR COMPATIBILITY WITH UNIFORM HEATING
	TRANSPARENT ANTENNAS	VISIBLE WIRES AND HYBRID	TRANSPARENCY AND EFFICIENCY	HIGH EFFICIENCY AND TRANSMISSION
CONSUMER ELECTRONICS	EMI SHIELDING	NO SOLUTION	NO SOLUTION	HIGHLY TRANSPARENT AND LOW ABSORPTION (LEAKAGE WELL BELOW FDA REQUIREMENT)
TELECOMS	TRANSPARENT PASSIVE REFLECTORS	NO TRANSPARENT SOLUTION	TRANSPARENCY AND EFFICIENCY	HIGHLY EFFICIENT BEAM REDIRECTING AND SIGNAL ENHANCEMENT

© 2024 Meta Materials Inc. All rights reserved

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SELECT FINANCIALS Q4 2023 © 2024 Meta Materials Inc. All rights reserved This information should be read in conjunction with the complete financial statements and the associated management discussion and analysis, available on the Investors section of our website at www.metamaterial.com, as well as on the SEC EDGAR website at www.sec.gov 16 *Effective January 29, 2024, META effected a one-for-one hundred reverse split of its issued and outstanding Common Stock. Shares outstanding gives effect to the reverse stock split (subject to adjustment for fractional shares). META expects to release fourth quarter and full year 2023 results in mid-to-late March. The preliminary estimated financial information has been prepared by, and is the responsibility of, the Company’s management. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information provided above.

1. Focus on core verticals driving revenue. © 2024 Meta Materials Inc. All rights reserved 2. Large and growing total addressable markets. 3. Improve operating efficiency and cash management. Accelerate time-to-market commercialization. Build on partnerships for other technologies. KEY TAKEAWAYS

Allison Christilaw, Director BOARD OF DIRECTORS Jack Harding, Chair Steen Karsbo, Director Ken Hannah, Director Vyomesh Joshi, Director Philippe Morali, Director © 2024 Meta Materials Inc. All rights reserved

META
Go Beyond.

SENIOR LEADERSHIP


Uzi Sasson
President and CEO


Dan Eaton
Chief Legal Officer/
General Counsel


Alan Newman
Chief Product Officer


B.J. Shin
Chairman & EVP Korea


Ben Sloan
Global Head of
Business Dev, Energy


David Chester
VP Systems Engineering


Rob Stone
VP, Corporate Dev &
Communications


Dmitry Yarmolich
VP & Managing Dir
Plasma Tech


Anna Bradshaw
Director of Organizational
Development


Panos Kosmas
VP BioMed Engineering


Ragip Pala
Dir Metamaterials R & I


Grant Whitcombe
Global Head of Business Dev

© 2024 Meta Materials Inc. All rights reserved

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Media and Investor Contact: Rob Stone VP, Corporate Development and Communications Meta Materials Inc. media@metamaterial.com ir@metamaterial.com © 2024 Meta Materials Inc. All rights reserved